Condensed Consolidated Interim Statement of Loss and Comprehensive Loss (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2018	Jun. 30, 2017	Jun. 30, 2018	Jun. 30, 2017
Revenue
Expenses:
Research and development	7,818	1,088	10,958	2,823
General and administrative	2,511	1,393	6,213	2,983
Operating Expenses	10,329	2,481	17,171	5,806
Other income (expense):
Interest income	74	40	118	73
Foreign exchange gains (losses)	(7)		(23)
Total other income	67	40	95	73
Net loss	(10,262)	(2,441)	(17,076)	(5,733)
Other comprehensive loss
Unrealized loss on securities available-for-sale	(4)		(6)
Total comprehensive loss	$ (10,266)	$ (2,441)	$ (17,082)	$ (5,733)
Basic and diluted loss per common share (in dollars per share)	$ (0.30)	$ (0.11)	$ (0.56)	$ (0.30)
Weighted average number of common shares outstanding used in the calculation of basic and diluted loss per common share (000’s) (in shares)	33,950	21,309	30,744	19,375